Execution Version

SUPPLEMENT NO. 3 (this “Supplement”) dated as of March 27, 2025 to the Credit Agreement, dated as of March 28, 2017 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among ARAMARK SERVICES, INC., (the “U.S. Borrower”), ARAMARK CANADA LTD. (the “Canadian Borrower”), ARAMARK INVESTMENTS LIMITED (the “Existing U.K. Borrower”), ARAMARK LIMITED (the “Additional U.K. Borrower”, together with the Existing U.K. Borrower, the “U.K. Borrowers” and each individually, a “U.K. Borrower”), ARAMARK IRELAND HOLDINGS LIMITED, ARAMARK REGIONAL TREASURY EUROPE, DESIGNATED ACTIVITY COMPANY (together with Aramark Ireland Holdings Limited, the “Irish Borrowers”), ARAMARK HOLDING DEUTSCHLAND GMBH, a limited liability company established under the laws of Germany (as successor by merger to ARAMARK HOLDINGS GMBH & CO. KG, a limited partnership (Kommanditgesellschaft) established under the laws of Germany) (the “German Borrower”), ARAMARK INTERNATIONAL FINANCE. S.À.R.L. (the “Lux Borrower”), ARAMARK SERVICIOS DE CATERING S.L.U., a company formed under the laws of Spain (the “Spanish Borrower” and, together with the U.S. Borrower, the Canadian Borrower, the U.K. Borrowers, the Irish Borrowers, the German Borrower, and the Lux Borrower, the “Borrowers”), ARAMARK INTERMEDIATE HOLDCO CORPORATION (“Holdings”), each Guarantor (as defined therein) from time to time party thereto, the Lenders party thereto, the Issuing Banks party thereto, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders and collateral agent for the Secured Parties thereunder (in such capacities, together with its successors and assigns in such capacities, the “Agent”).
A.Reference is made to the Credit Agreement.
B.Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
C.Pursuant to the definition of “Additional Foreign Borrower” set forth in Section 1.01 of the Credit Agreement, (x) the U.S. Borrower has designated Hocatsacinco, S.A.U., a company formed under the laws of Spain (the “Additional Spanish Borrower”) as an Additional Foreign Borrower under the Credit Agreement, (y) the U.S. Borrower provided notice of the designation of the Additional Spanish Borrower at least fifteen (15) Business Days prior to the date hereof and (z) the Additional Spanish Borrower is executing this Supplement to become a Foreign Borrower for all purposes under the Credit Agreement.
Accordingly, the Agent and the Additional Spanish Borrower agree as follows:
SECTION 1.The Additional Spanish Borrower by its signature below becomes a Foreign Borrower under the Credit Agreement with the same force and effect as if originally named therein as a “Borrower” and a “Foreign Borrower”, and the Additional Spanish Borrower hereby agrees to all the terms and provisions of the Credit Agreement applicable to it as a Borrower and a Foreign Borrower thereunder. Each reference to a “Borrower” and a “Foreign Borrower” in the Credit Agreement shall be deemed to include the Additional Spanish Borrower.
SECTION 2.The Additional Spanish Borrower represents and warrants to the Agent and the Revolving Lenders that (a) the execution, delivery and performance by the Additional Spanish Borrower of this Supplement have been duly authorized by all necessary corporate or other action and, if required, action by the holders of the Additional Spanish Borrower’s Equity Interests, and that this Supplement has been duly executed and delivered by the Additional Spanish Borrower and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (b) it is not (x) organized under the laws of a Sanctioned Country or (y) a Sanctioned Person and (c) after giving effect to this Supplement, all representations and warranties set forth in the Credit Agreement are true and correct in all material respects as of the date hereof as they relate to the Additional Spanish Borrower; provided that, to the extent such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct in all respects.
SECTION 3.This Supplement shall become effective on the date (the “Supplement No. 3 Effective Date”) that the Agent (or its counsel) shall have received from the Additional Spanish Borrower:
(a)either (x) a counterpart of this Supplement signed on behalf of the Additional Spanish Borrower or (y) written evidence reasonably satisfactory to the Agent (which may include delivery of a signed signature page of this Supplement by facsimile or other means of electronic transmission (e.g., “pdf”)) that such party has signed a counterpart of this Supplement;
(b)A copy of the constitutional documents of the Additional Spanish Borrower, contatining: an updated certificate (certificación) issued by the relevant Commercial Registry certifying: its due incorporation and existence (constitución y existencia), lack of causes of liquidation or winding-up (ausencia de causas de liquidación o disolución), its up-to-date by-laws (estatutos actualizados y consolidados) and the composition of its governing body (composición del órgano de administración), and a copy of any deed susceptible of being registered within the competent Commercial Registry which is pending to be registered not included therein, if any; an online excerpt (nota simple informativa) issued by the relevant Commercial Registry on the date of such Loan or issuance; and an online excerpt (nota simple) issued by the relevant Insolvency Registry on the date of such Loan or issuance);
(c)A copy of a resolution of the Board of Directors or equivalent body of the Additional Spanish Borrower approving the terms of, the transactions contemplated by, and the execution, delivery and performance of the Loan Documents to which it is a party;
(d)A copy of a resolution of the shareholders of the Additional Spanish Borrower approving the terms of, the transactions contemplated by, and the execution, delivery and performance of the Loan Documents to which the Additional Spanish Borrower is a party;
(e)A specimen of the signature of each person authorized on behalf of the Additional Spanish Borrower to execute or witness the execution of any Loan Document or to sign or send any document or notice in connection with any Loan Document;
(f)A certificate of an authorized signatory of the Additional Spanish Borrower: (A) confirming that borrowing by the Spanish Borrower of the Commitments to such Spanish Borrower would not breach any borrowing, guarantee or similar limit binding on it (in each case, subject to any limitations set out in the Credit Agreement); and (B) certifying that each copy document relating to it and specified in this clause as being delivered by it is correct and complete and that the original of each of those documents is in full force and effect and has not been amended or superseded as at a date no earlier than the date of such Loan or issuance;

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(g)The Agent shall have received, on behalf of itself and the Revolving Lenders, a favorable written opinion of (i) Roca Junyent SLP, special Spanish counsel for the Additional Spanish Borrower reasonably satisfactory to the Agent, in each case (A) dated as of the date of the date hereof, (B) addressed to the Agent and the Revolving Lenders as of the date hereof and (C) in form and substance reasonably satisfactory to the Agent and covering such customary matters under the laws of the respective jurisdiction in which such counsel is admitted to practice relating to the Loan Documents, as the Agent shall reasonably request; and
(h)Upon the reasonable request of any Revolving Lender made at least five (5) Business Days to the Supplement No. 3 Effective Date, the U.S. Borrower shall have provided to the Agent any necessary documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, in each case at least three (3) Business Days prior to the Supplement No. 3 Effective Date.
SECTION 4.This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Supplement. This Supplement shall become effective as to the Additional Spanish Borrower when a counterpart hereof executed on behalf of the Additional Spanish Borrower shall have been delivered to the Agent and a counterpart hereof shall have been executed on behalf of the Agent, and thereafter shall be binding upon the Additional Spanish Borrower and the Agent and their respective permitted successors and assigns, and shall inure to the benefit of the Additional Spanish Borrower, the Agent and the other Borrowers and their respective permitted successors and assigns.
SECTION 5.Except as expressly supplemented hereby, the Credit Agreement shall remain in full force and effect.
SECTION 6.THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The Additional Spanish Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any U.S. Federal or New York State court sitting in the Borough of Manhattan, New York, New York in any action or proceeding arising out of or relating to this Supplement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
SECTION 7.EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUPPLEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES

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HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SUPPLEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.
SECTION 8.Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to re-place any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of such invalid, illegal or unenforceable provisions.
SECTION 9.All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement.
SECTION 10.Each party hereto agrees that for all purposes under the Credit Agreement, the Revolving Sublimit with respect to the Additional Spanish Borrower is $150,000,000.
SECTION 11.The Additional Spanish Borrower agrees to reimburse the Administrative Agent for its reasonable and documented fees and expenses incurred hereunder subject to and in accordance with Section 9.03(a) of the Credit Agreement.
SECTION 12.This Supplement together with a copy of the Credit Agreement shall be formalized in a Spanish Public Document within fifteen (15) Business Days from the Supplement No. 3 Effective Date (or in such other subsequent day to be agreed between the Additional Spanish Borrower and the Agent) at the cost of the Additional Spanish Borrower, so that they may have the status of a Spanish public document and for all purposes contemplated in Article 517, number 4 of the Spanish Civil Procedural Law.
Any, amendment or extension of this Supplement and any Loan Document that has been raised to the status of a Spanish Public Document in accordance with the above paragraph will be formalized in a Spanish Public Document if the applicable amendment or extension entails (i) an increase of any payment obligation, a change on any of the financial terms of this Supplement and/or of any other Loan Document which has been raised to the status of a Spanish Public Document, a change on any of the financial covenants set out in Article IV, V of the Credit Agreement or in any of the events of default (set out in Article VI of the Credit Agreement) existing as of the date of this Supplement, an extension of the Maturity Date or any other payment date set forth in the Credit Agreement; or (ii) not formalizing the applicable amendment or extension in a Spanish Public Document would prejudice the Lenders’ enforcement rights against the Loan Parties in the reasonable opinion of the Lenders (acting through the Agent).
Upon enforcement through either a judicial or an extrajudicial proceeding pursuant to the Spanish law, the sum payable by the relevant Loan Party shall be the total aggregate amount of the balance of the accounts maintained by the Agent (or the relevant Lender, as the case may be). For the purposes of Articles 571 et seq. of the Spanish Civil Procedural Law, the Parties expressly agree that such balances shall be considered as due, liquid and payable and may be claimed pursuant to the same provisions of such law.
For the purpose of the provisions of Art. 571 et seq. of the Spanish Civil Procedural Law, it is expressly agreed by the parties that the determination of the debt to be claimed through the executive proceedings shall be effected by the Agent (or the relevant Lender, as the case may be) by means of the

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appropriate certificate evidencing the balances shown in the relevant account(s). By virtue of the foregoing, to exercise executive action by the Agent or any of the Lenders it will be sufficient to present (i) an original notarial first or authentic copy of the Spanish public deed of this Supplement and the Credit Agreement, (ii) the notarial document (documento fehaciente) which incorporates the certificate issued by the Agent (or the relevant Lender, as the case may be) of the amount due by the relevant Loan Party including an excerpt of the credits and debits, including the interest applied, which appear in the relevant account(s) referred to in the paragraph immediately above, evidencing that the determination of the amounts due and payable by the relevant Loan Party have been calculated as agreed in this Supplement and the Credit Agreement, and (iii) a notarial document (acta notarial) evidencing that the relevant Loan Party has been served notice of the amount that is due and payable. The Loan Parties shall bear all taxes, expenses and cost accrued or incurred by reason of the notarial instruments referred to in this Section.

[Signature pages to follow]

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IN WITNESS WHEREOF, the Additional Spanish Borrower and the Agent have duly executed this Supplement to the Credit Agreement as of the day and year first above written.

HOCATSACINCO, S.A.U., as the Additional Spanish Borrower

By: /s/ Ian Christopher Murphy____________
Name: Ian Murphy
Title: Sole Director

[Signature Page to Supplement to the Credit Agreement]

JPMORGAN CHASE BANK, N.A., as the Agent

By: /s/ Joon Hur______________________
Name: Joon Hur
Title: Executive Director

[Signature Page to Supplement to the Credit Agreement]